Trade accounts receivable	12 Months Ended
Dec. 31, 2025
Trade Accounts Receivable
Trade accounts receivable

6.	Trade accounts receivable

These are financial assets measured at amortized cost, and relate to accounts receivable from users of telecommunications services, from network use (interconnection) and from sales of handsets and accessories. Accounts receivable are recorded at the price charged at the time of the transaction. The balances of accounts receivable also include services provided and not yet billed (“unbilled”) as of balance sheet date. Trade accounts receivable are initially recognized at fair value and, subsequently, measured at amortized cost using the effective interest rate method less provision for expected credit losses (“impairment”).

The provision for expected credit losses was recognized as a reduction in accounts receivable based on the profile of the subscriber portfolio, the aging of overdue accounts receivable, the economic situation, the risks involved in each case and the collection curve, at an amount deemed sufficient by Management, as adjusted to reflect current and prospective information on macroeconomic factors that affect the customers’ ability to settle the receivables.

The fair value of trade accounts receivable approximate their carrying amounts on December 31, 2025 and December 31, 2024.

Amounts expected to be received after 12 months are classified as long-term.

The average monthly rate considered in the calculation of the present value of accounts receivable recorded as non-current is 0.58% (0.58% on December 31, 2024).

	2025	2024
Trade accounts receivable	5,039,083	4,815,750

Accounts receivable	5,741,906	5,486,319

Billed services	2,695,504	2,481,786
Unbilled services	1,418,994	1,302,906
Network use (interconnexion)	997,297	992,414
Goods sold	603,882	684,858
Contractual assets (Note 22)	25,898	24,027
Other accounts receivable	331	328

Provision for expected credit losses	(702,823)	(670,569)

Current portion	(4,901,777)	(4,677,935)
Non-current portion	137,306	137,815

Due to the financial partnership between TIM and Banco C6 S.A. from 2020 to February 2025, there were accounts receivable balances for TIM related to activation fees for C6 customers. The agreement signed between TIM and Banco C6 on February 11, 2025, aimed to end the partnership and resolve all ongoing disputes, including four arbitration proceedings. After the approval of CIMA (Cayman Islands Monetary Authority) in March 2025, the shares (Note 12) and outstanding subscription warrants held by TIM (Note 36) had their write-off fully executed and became part of the Company’s accounts receivable balance (R$ 520 million). During 2025, the amount of R$ 520 million was fully received by the Company, settling and concluding obligation under the agreement.

The movement of the provision for expected credit losses, accounted for as an asset reduction account, was as follows:

	2025	2024

Opening balance	670,569	629,739
Supplement to expected losses, net of reversal	765,783	693,122
Write-offs of provision	(733,529)	(652,292)
Closing balance	702,823	670,569

The aging of accounts receivable is as follows:

	2025	2024

Total	5,741,906	5,486,319

Current	4,239,134	3,917,182
Overdue (days):
≤30	428,654	372,836
≤60	139,462	123,183
≤90	127,781	149,653
≤120	121,913	105,426
>120	684,962	818,039